Ameritas Life Insurance Corp.

("Ameritas Life")

Ameritas Variable Separate Account V

Supplement to:

Excel Performance VUL

Prospectus Dated May 1, 2019

Supplement Dated June 7, 2019

On January 11, 2019, the Board of Trustees of the Oppenheimer Variable Account Funds (the “Oppenheimer Funds”) approved an Agreement and Plan of Reorganization to transfer the assets and liabilities of the Oppenheimer Funds into corresponding, newly formed series of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Invesco Funds”) in exchange for shares in the Invesco Funds equal in value to the value of the shares of the respective Oppenheimer Funds as of the closing date (the “Reorganization”). On April 12, 2019, the shareholders of the Oppenheimer Fund listed below approved the Reorganization. The Reorganization was effective on May 24, 2019 (the “Reorganization Date”). Effective as of the Reorganization date, Invesco Advisers, Inc. acts as the investment adviser for the Invesco Funds. The Invesco Funds are not managed by a subadviser. The Invesco Fund has the same investment objective as its corresponding Oppenheimer Fund. The following chart lists the Oppenheimer Fund previously available to fund a subaccount available through your policy, and the corresponding Invesco Fund that replaces it.

Reorganization
Oppenheimer Funds	Invesco Funds
Oppenheimer Global Fund/VA, Non-Service Shares	Invesco Oppenheimer V.I. Global Fund, Series I

As a result of the Reorganization, all references in your prospectus to the Oppenheimer Funds are hereby deleted and replaced with references to the corresponding Invesco Funds. All references to the Oppenheimer Funds’ investment adviser are hereby deleted and replaced with Invesco Advisers, Inc. All references to Oppenheimer Funds subadviser are hereby deleted. Also as a result of the Reorganization, the Oppenheimer Funds portion of the Portfolio Company Operating Expenses chart is replaced with the following:

Subaccount’s underlying Portfolio Name *	Management Fees	12b-1 Fees**	Other Fees	Acquired Fund Fees and Expenses***	Total Portfolio Fees	Waivers and Reductions ****	Total Expenses after Waivers and Reductions, if any
INVESCO V.I., Series I
Oppenheimer Global	0.63%	-	0.17%	-	0.80%	0.03%	0.77%	(1)	(2)

Invesco (1) Other Fees are based on estimated amounts for the current fiscal year.
Invesco (2) Invesco Advisers, Inc. (Invesco or the Adviser) has contractually agreed to waive advisory fees and/or reimburse expenses of Series I shares to the extent necessary to limit Total Expenses after Waivers and Reductions if any (excluding certain items discussed below) to 0.77%, through at least May 28, 2021. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limit without approval of the Board of Trustees. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Total Expenses after Waivers and Reductions, if any, to exceed the numbers reflected above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary or non-routine items, including litigation expenses; (v) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement.
*	Short cites are used in this list. The INVESTMENT OPTIONS section uses complete portfolio names.
**	Portfolios pay 12b-1 fees to us pursuant to Rule 12b-1 under the Investment Company Act of 1940, which allows investment companies to pay fees out of portfolio assets to those who sell and distribute portfolio shares. Some portfolios may also pay 0.05 to 0.25 percent of annual portfolio assets for us to provide shareholder support and marketing services.
***	Some portfolios invest in other investment companies (the "acquired portfolios"). In these instances, portfolio shareholders indirectly bear the fees and expenses of the acquired portfolios.
****	Only contractual waivers guaranteed for one year or more after the effective date of each respective fund prospectus are used in the Waivers and Reductions column of this chart. See the respective portfolio footnotes above for specific details regarding any possible recoupment of waived fees.

IN 2351 6-19

Any instruction or purchase payment that designates a subaccount investing in an Oppenheimer Fund will be deemed to designate the subaccount investing in the corresponding Invesco Fund. For sixty days following the Reorganization Date, you may transfer assets out of the subaccounts investing in the Invesco Funds, and any such transfer will not incur a transfer charge and will not count against the annual free transfer limit.

The Reorganization does not result in any change in the amount of your policy value, or in the dollar value of your investment in the separate account. In addition, the Reorganization does not cause any fees or charges under your policy to be greater, it does not alter your rights or our obligations under the policy, and it does not result in any tax liability to you.

All other provisions remain as stated in your Policy and prospectus.

Please retain this Supplement with the current prospectus for your variable Policy with

Ameritas Life Insurance Corp.

If you do not have a current prospectus, please contact Ameritas Life at 800-745-1112.

IN 2351 6-19